LORD ABBETT SERIES FUND, INC.

America’s Value Portfolio

Supplement dated June 25, 2008 to the

Prospectus dated May 1, 2008

(Class VC Shares)

The following replaces the second paragraph in the subsection titled “The Fund – Management – Investment Managers” in the Prospectus:

The investment management team is headed by Christopher J. Towle, Partner and Portfolio Manager.  Mr. Towle joined Lord Abbett in 1987 and has been a Co-Portfolio Manager of the Fund since its inception in 2003.  Assisting Mr. Towle are Daniel H. Frascarelli, Partner and Portfolio Manager, and Todor Petrov, Portfolio Manager.  Mr. Frascarelli joined Lord Abbett in 1990 and has served as a portfolio manager for several other investment strategies since 1993.  Mr. Petrov joined Lord Abbett in 2003 and was formerly an Associate Portfolio Manager at Credit Suisse Asset Management.  Messrs. Towle, Frascarelli, and Petrov are jointly and primarily responsible for the day-to-day management of the Fund.

LORD ABBETT SERIES FUND, INC.

Mid Cap Value Portfolio

Supplement dated June 25, 2008 to the

Prospectus dated May 1, 2008

(Class VC Shares)

The following replaces the second paragraph in the subsection titled “The Fund – Management – Investment Managers” in the Prospectus:

The investment management team is headed by Howard E. Hansen, Partner and Portfolio Manager.  Mr. Hansen joined Lord Abbett in 1995 and has been Co-Portfolio Manager of the Fund since its inception in 1999.  Assisting Mr. Hansen is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007.  Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004–2006), and prior to 2004 served as a Senior Vice President/Portfolio Manager at Franklin Mutual Advisers.   Messrs. Hansen and Diamond are jointly and primarily responsible for the day-to-day management of the Fund.